MuniEnhanced
Fund, Inc.




FUND LOGO





Annual Report

January 31, 1996









Officers and Directors
Arthur Zeikel, President and Director
James H. Bodurtha,  Director
Robert R. Martin, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MEN




This report, including the financial information herein, is transmitted to the shareholders of MuniEnhanced Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.




MuniEnhanced
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MUNIENHANCED FUND, INC.

The Benefits and
Risks of
Leveraging


MuniEnhanced Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

Important Tax
Information
(unaudited)

All of the net investment income distributions paid monthly by MuniEnhanced Fund, Inc. during its taxable year ended January 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.




TO OUR SHAREHOLDERS


For the six-month period ended January 31, 1996, the Common Stock of MuniEnhanced Fund, Inc. earned $0.360 per share income dividends, which included earned and unpaid dividends of $0.062. This represents a net annualized yield of 5.75%, based on a month-end per share net asset value of $12.40. Over the same period, total investment return on the Fund's Common Stock was +9.81%, based on a change in per share net asset value from $11.67 to $12.40, and assuming reinvestment of $0.358 per share income dividends.

For the year ended January 31, 1996, the Common Stock of MuniEnhanced Fund, Inc. earned $0.723 per share income dividends, representing a net annualized yield of 5.83%, based on a month-end per share net asset value of $12.40. Over the same period, total investment return on the Fund's Common Stock was +18.71%, based on a change in per share net asset value from $11.17 to $12.40, and assuming reinvestment of $0.723 per share income dividends.

For the six-month period ended January 31, 1996, the Fund's
Preferred Stock had an average dividend yield as follows: Series A, 3.44%; Series B, 3.97%; and Series C, 3.78%.


The Municipal Market
The municipal bond market rallied strongly over the six months ended January 31, 1996. Long-term, tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 65 basis points (0.65%) to end the January period at 5.69%. Continued weak economic conditions coupled with low inflation fostered a very positive environment for almost all fixed-income investments during the last three months of 1995. Long-term US Treasury bond yields also declined approximately 65 basis points to 6.00% by January 31, 1996. Both US Treasury and long-term tax-exempt bond yields are near their lowest levels in the past two years.

The municipal bond market had to contend with a number of difficulties for much of 1995. Various tax reform proposals have made the future tax advantage of municipal bonds uncertain. This has, at a minimum, reduced the overall demand for tax-exempt securities. At the same time, as municipal bond yields declined, tax-exempt authorities have rushed to issue debt at near historic low yield levels. During the six-month period ended January 31, 1996, approximately $90 billion in municipal securities were underwritten, an increase of over 30% compared to the same period last year. However, as early 1995 issuance was significantly reduced, the last 12 months issuance of approximately $160 billion remained the same as that issued a year earlier. Tax-exempt bond yields declined throughout the six months ended January 31, 1996, despite investor uncertainty and increased supply pressures.

It is likely that the municipal market will regain much of the technical support it enjoyed earlier in 1995. 1995 issuance remained significantly below levels underwritten in 1993, when over $290 billion in long-term tax-exempt securities were issued. Also, municipal investors received over $25 billion in bond maturities, coupon income and early redemptions on January 1, 1996. This $25 billion is almost twice the average monthly issuance for 1995. The amount of outstanding municipal securities will continue to decline throughout 1996 and into early 1997. As the uncertainties surrounding proposed tax reforms are resolved in 1996, the tax-exempt bond market's renewed technical position should provide support to municipal bond prices.

Many of the features that made tax-exempt products attractive to investors last year are still in place. Long-term, A-rated municipal revenue bonds continue to yield well over 90% of comparable US Treasury bond yields. Historically, analysts have considered yields in excess of 82% attractive for long-term investors. For example, currently available tax-exempt bond yields generate taxable equivalent yields in excess of 8.50% for an investor in the 36% Federal income tax bracket. While the uncertainties regarding potential changes in current tax law remain, it appears that, at current price levels, bond investors have discounted at least some of the uncertainty.

Looking ahead, it may be unreasonable to expect to duplicate the double-digit returns produced by most tax-exempt issues in 1995, given current municipal bond yields. Municipal bond yields would have to decline to levels not seen since the 1960s in order to generate such significant returns in the coming years. While the current economic environment may still justify additional declines in interest rates, it may be prudent to expect some period of consolidation before the interest rate decline resumes. Tax-exempt bond market performance in 1996 is likely to be generated more by enhancing current income and limiting credit risk than by significant interest rate declines.


Portfolio Strategy
MuniEnhanced Fund, Inc. enjoyed the steady march toward lower interest rates that took place during the fiscal year ended January 31, 1996. This environment brought higher bond prices and double-digit total returns to our shareholders. Over the course of the year, our strategy was to seek high-quality, performance-oriented municipal securities with attractive yields. A constant theme we employed over the past year was to sell current coupon or par bonds to buy lower-coupon discount bonds to seek to enhance the portfolio's potential appreciation. This price appreciation, when combined with our core position of older, higher-yielding municipal securities, enabled the Fund to achieve double-digit returns for its fiscal year.

Looking ahead, we will continue to extend the Fund's call protection and duration to seek to further capitalize on the expected continued drop in interest rates. Should the bond markets continue to advance, MuniEnhanced Fund, Inc. may possibly see a sizable portion of the portfolio prerefunded, which will benefit our shareholders. In keeping with our past strategy, we will continue to seek to enhance total return to our shareholders without sacrificing yield or quality.


In Conclusion
We appreciate your ongoing interest in MuniEnhanced Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Vice President

(Hugh T. Hurley III)
Hugh T. Hurley III
Portfolio Manager


March 6, 1996



We are pleased to announce that Hugh T.Hurley III is responsible for the day-to-day management of MuniEnhanced Fund, Inc. Mr. Hurley has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1996 as Vice President and was Assistant Vice President from 1993 to 1996. Prior thereto, he was employed by Titus and Donnelly Municipal Bond Brokers as Municipal Bond Broker from 1990 to 1993.




PROXY RESULTS


During the six-month period ended January 31, 1996, MuniEnhanced
Fund, Inc. Common Stock shareholders voted on the following
proposals. The proposals were approved at a special shareholders'
meeting on September 8, 1995. The description of each proposal and number of shares voted are as follows:
                                                                                     Shares Voted        Shares Voted
                                                                                         For           Without Authority
1. To elect the Fund's Board of Directors:             James H. Bodurtha             27,486,718             564,861
                                                       Robert R. Martin              27,478,488             573,091
                                                       Joseph L. May                 27,493,467             558,112
                                                       Arthur Zeikel                 27,473,754             577,825

                                                                               Shares Voted  Shares Voted Shares Voted
                                                                                    For        Against      Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                            27,444,322     186,914      420,343

During the six-month period ended January 31, 1996, MuniEnhanced
Fund, Inc. Preferred Stock shareholders (Series A, B and C) voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 8, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                     Shares Voted        Shares Voted
                                                                                         For           Without Authority
1. To elect the Fund's Board of Directors: James H. Bodurtha
   Herbert I. London, Robert R. Martin, Joseph L. May,
   Andre F. Perold and Arthur Zeikel as follows:                      Series A           1,891                9
                                                                      Series B           1,800                0
                                                                      Series C           1,159               555

                                                                               Shares Voted  Shares Voted Shares Voted
                                                                                    For        Against      Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year as follows:       Series A     1,891          0           9
                                                                      Series B     1,800          0           0
                                                                      Series C     1,614         92           8




Portfolio
Abbreviations

To simplify the listings of MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
PCR        Pollution Control Revenue Bonds
RAN        Revenue Anticipation Notes
RAW        Revenue Anticipation Warrants
S/F        Single-Family
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                               (in Thousands)
                 S&P      Moody's   Face                                                                         Value
STATE          Ratings    Ratings  Amount   Issue                                                              (Note 1a)
Alabama--0.5%   AAA       Aaa     $ 2,500   Huntsville, Alabama, Health Care Authority, Health Care
                                            Facilities Revenue Bonds, Series B, 6.625% due 6/01/2023 (c)        $  2,780

Alaska--1.7%    A+        Aa1       3,000   Alaska State Housing Finance Corporation, Refunding
                                            (Insured Mortgage Program), First Series, 7.75% due 12/01/2014         3,182
                AA-       Aa3       5,000   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                            (Sohio Pipeline), 7.125% due 12/01/2025                                5,536

California--    SP1       MIG1++   10,100   California State, GO, RAW, Series C, 5.75% due 4/25/1996              10,148
10.6%                                       California State Public Works Board, Lease Revenue Bonds
                                            (Various University of California Projects):
                AAA       Aaa       2,000      Series A, 6.40% due 12/01/2016 (d)                                  2,167
                A-        A1        2,500      Series B, 6.625% due 12/01/2019                                     2,749
                AAA       Aaa       5,000   Central Coast Water Authority, California, Revenue Bonds
                                            (State Water Project Regional Facilities), 6.60% due
                                            10/01/2022 (d)                                                         5,499
                AAA       Aaa       4,450   Compton, California, Community Redevelopment Agency, Tax
                                            Allocation Refunding Bonds (Walnut Industrial Park), Series A,
                                            7.50% due 8/01/1999 (d)(h)                                             5,061
                A+        A1        2,500   Contra Costa County, California, COP, 6.50% due 8/01/2019              2,663
                AAA       Aaa       4,000   East Bay, California, Municipal Utility District, Wastewater
                                            Treatment System Revenue Bonds, 6.375% due 6/01/2021 (d)               4,276
                AAA       Aaa       2,000   Irvine, California, GO, Unified School District, Special Tax
                                            Community Facilities Bonds (District No. 86-1), Series A,
                                            8.10% due 11/15/2013 (c)                                               2,238
                AAA       Aaa       8,235   Los Angeles County, California, Transportation Commission,
                                            Sales Tax Revenue Refunding Bonds, AMT, Series B, 6.50%
                                            due 7/01/2015 (b)                                                      8,965
                AAA       Aaa       1,500   M-S-R Public Power Agency, California, Revenue Bonds
                                            (San Juan Project), Series E, 6.50% due 7/01/2017 (c)                  1,633
                AAA       Aaa       1,500   Northern California Transmission Revenue Bonds (California-Oregon
                                            Transmission Project), Series A, 6.50% due 5/01/2016 (c)               1,636
                AAA       Aaa       4,210   San Francisco, California, City and County Airports Commission,
                                            International Airport Revenue Bonds, AMT, Second-Series, Issue
                                            6, 6.60% due 5/01/2024 (d)                                             4,608
                AAA       Aaa       2,000   Santa Clara County, California, Financing Authority, Lease
                                            Revenue Bonds (VMC Facility Replacement Project), Series A,
                                            6.75% due 11/15/2020 (d)                                               2,269

Colorado--2.9%  AAA       Aaa       1,000   Adams County, Colorado, School District No. 012 (Adam
                                            Twelve Five Star School), Series C, UT, 5.60% due 12/15/2012 (c)       1,032
                                            Adams County, Colorado, School District No. 012,
                                            Series A, UT (c)(k):
                AAA       Aaa       3,000      5.90% due 12/15/2011                                                1,304
                AAA       Aaa       3,000      5.95% due 12/15/2012                                                1,217
                AAA       Aaa       1,000   Alamosa and Conejos Counties, Colorado, School District
                                            No. 11-J, 5% due 12/01/2015 (d)(i)                                       977
                AA        Aa        1,800   Arapahoe County, Colorado, School District No. 5 (Cherry
                                            Creek), Series B, 5.15% due 12/15/2015                                 1,784
                NR*       Aa        3,600   Colorado, HFA, S/F Project, Senior Series C-1, AMT, 7.65%
                                            due 12/01/2025                                                         4,039
                AAA       Aaa       2,750   Douglas County, Colorado, School District No. 1 (Douglas and
                                            Elbert Counties Improvement Project), Series A, 6.50% due
                                            12/15/2016 (c)                                                         3,090
                AAA       Aaa       1,500   Gunnison Watershed, Colorado, School District No. 1-J, UT,
                                            5% due 12/01/2015 (c)                                                  1,465



SCHEDULE OF INVESTMENTS (continued)                                                                   (in Thousands)
                 S&P      Moody's   Face                                                                         Value
STATE          Ratings    Ratings  Amount   Issue                                                              (Note 1a)
Connecticut--   AA-       A1      $ 2,000   Connecticut State Health and Educational Facilities
1.2%                                        Authority Revenue Bonds (Nursing
                                            Home Program - AHF/Hartford), 7.125% due 11/01/2024                 $  2,304
                AAA       Aaa       3,500   Connecticut State Special Tax Obligation Revenue Bonds,
                                            Series B, 6.25% due 10/01/2014 (b)                                     3,794

Delaware--0.4%  AAA       Aaa       2,000   Delaware Transportation Service Authority Revenue Bonds,
                                            7% due 7/01/2013 (b)                                                   2,309

Florida--2.0%   AAA       Aaa       1,390   Florida, HFA, S/F Mortgage, Refunding, AMT, Series B, 6.55%
                                            due 7/01/2017 (g)                                                      1,437
                AA        Aa        5,240   Florida State Board of Education, Capital Outlay Bonds (Public
                                            Education), Series D, UT, 5.25% due 6/01/2023                          5,092
                                            Hillsborough County, Florida, Capital Improvement Program,
                                            Revenue Refunding Bonds:
                AAA       Aaa       1,895      6% due 8/01/2004 (b)                                                2,110
                AAA       Aaa       1,515      (County Center Project), Series B, 6% due 7/01/2004 (c)             1,685

Georgia--4.7%   AAA       Aaa       4,000   Cherokee County, Georgia, Water and Sewer Authority Revenue
                                            Bonds, 5.20% due 8/01/2025 (c)                                         3,976
                                            Georgia Municipal Electric Authority, Power Revenue Bonds:
                AAA       Aaa       1,500      Refunding, Series Z, 5.50% due 1/01/2020 (c)                        1,561
                AAA       Aaa       7,725      Series EE, 7% due 1/01/2025 (d)                                     9,765
                AAA       Aaa       3,500   Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales
                                            Tax Revenue Bonds, Second Indenture, Series A, 6.90% due
                                            7/01/2020 (c)                                                          4,009
                AAA       Aaa       3,000   Municipal Electric Authority of Georgia, Project 1, Sub-Series
                                            A, 6.50% due 1/01/2026 (d)                                             3,280
                AAA       Aaa       1,000   Municipal Electric Authority of Georgia, Special Obligation,
                                            Third Crossover, 6.60% due 1/01/2018 (c)                               1,179

Hawaii--4.3%    AAA       Aaa      11,250   Hawaii State Airport System Revenue Bonds, AMT, Second
                                            Series, 7.50% due 7/01/2020 (b)                                       12,604
                AAA       Aaa       6,070   Hawaii State Department of Budget and Finance, Special
                                            Purpose Mortgage Revenue Bonds (Hawaiian Electric Company),
                                            AMT, Series C, 7.375% due 12/01/2020 (c)                               6,799
                AAA       Aaa       2,385   Honolulu, Hawaii, City and County, Series 95, UT, 6%
                                            due 11/01/2001 (c)                                                     2,608

Illinois--6.3%                              Chicago, Illinois:
                AAA       Aaa       5,125      (Project Series), 5.50% due 1/01/2024 (b)                           5,089
                AAA       Aaa       5,000      Series A-1, 5.125% due 1/01/2025 (d)                                4,730
                AAA       Aaa       5,000   Chicago, Illinois, Water Revenue Bonds, 5% due 11/01/2020 (b)          4,741
                AAA       Aaa       2,240   Cook County, Illinois, Chicago Community College District
                                            No. 508, COP, UT, 8.75% due 1/01/2007 (b)                              3,003
                AAA       Aaa       3,000   Illinois Health Facilities Authority Revenue Bonds
                                            (Servantcor Project), Series A, 6.375% due 8/15/2021 (f)               3,220
                AAA       Aaa       9,115   Regional Transportation Authority, Illinois, Series A, 7.20%
                                            due 11/01/2020 (d)                                                    11,486

Indiana--0.6%   NR*       Aaa       2,770   Indiana State, HFA, S/F Mortgage Revenue Bonds (Home Mortgage
                                            Program), AMT, Series B-2, 7.80% due 1/01/2022 (j)                     2,929

Iowa--0.7%      NR*       Aaa       3,210   Iowa Finance Authority, S/F Mortgage Revenue Bonds, AMT,
                                            Series A, 7.90% due 11/01/2022 (j)                                     3,382

Kansas--1.8%    AAA       Aaa       5,500   Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                            Company Project), 7% due 6/01/2031 (c)                                 6,223
                AAA       Aaa       2,500   Wamego, Kansas, PCR, Refunding (Kansas Gas and Electric Company
                                            Project), 7% due 6/01/2031 (c)                                         2,829

Louisiana--1.3%                             Louisiana Public Facilities Authority Revenue Bonds:
                AAA       Aaa       1,500      (General Health Inc. Project), 6.375% due 11/01/2024 (c)            1,620
                AAA       Aaa       4,340      Refunding (Jefferson Parish Eastbank Project), 7.70% due
                                               8/01/2010 (b)                                                       4,860

Maine--0.6%     AA-       A1        3,000   Maine State Housing Authority, Mortgage Purchase Revenue Bonds,
                                            AMT, Series C-2, 6.875% due 11/15/2023                                 3,120

Maryland--0.9%  AAA       Aaa       5,000   Baltimore, Maryland, Revenue Refunding Bonds (Water Projects),
                                            Series A, 5% due 7/01/2024 (b)                                         4,838

Massachusetts-- AAA       Aaa       3,000   Massachusetts Bay Transportation Authority, COP, Series A, 7.65%
4.3%                                        due 8/01/2000 (f)(h)                                                   3,490
                AAA       Aaa       5,000   Massachusetts Municipal Wholesale Electric Company, Power Supply
                                            System Revenue Refunding Bonds, Series B, 5% due 7/01/2017 (c)         4,797
                AAA       Aaa       4,300   Massachusetts State, HFA, Housing Revenue Refunding Bonds
                                            (Insured Rental), AMT, Series A, 6.75% due 7/01/2028 (d)               4,530
                AAA       Aaa       2,500   Massachusetts State Port Authority Revenue Bonds, AMT,
                                            Series A, 7.50% due 7/01/2020 (b)                                      2,802
                AAA       Aaa       1,500   Massachusetts State Water Resource Authority, General Purpose
                                            Refunding Bonds, Series B, 5.50% due 3/01/2017 (c)                     1,483
                AAA       Aaa       5,000   Massachusetts State Water Resource Authority, Series B, 5%
                                            due 12/01/2025 (c)                                                     4,747

Michigan--0.7%  AAA       Aaa       3,000   Monroe County, Michigan, PCR (Detroit Edison Company Project),
                                            AMT, Project 1, 7.65% due 9/01/2020 (b)                                3,391

Mississippi--   AAA       Aaa       2,000   Mississippi Hospital Equipment and Facilities Authority
0.4%                                        Revenue Bonds (Mississippi Baptist Medical Center), Series A,
                                            7.50% due 5/01/2000 (c)(h)                                             2,300

Missouri--0.7%  AAA       Aaa       3,000   Kansas City, Missouri, Airport General Revenue Improvement
                                            Bonds, Series B, 6.875% due 9/01/2014 (f)                              3,404

Montana--0.5%   AAA       Aaa       2,185   Forsyth, Montana, PCR, Refunding (Puget Sound Power and Light),
                                            AMT, Series B, 7.25% due 8/01/2021 (d)                                 2,491

Nebraska--2.3%  AAA       Aaa      11,850   Nebraska Public Power District Revenue Bonds, Series A,
                                            5.25% due 1/01/2022 (c)                                               11,668

Nevada--0.6%    AAA       Aaa       3,000   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                            Pacific Power), AMT,
                                            6.65% due 6/01/2017 (c)                                                3,271

New Jersey--                                Montgomery Township, New Jersey, Board of Education, UT (b):
9.9%            AAA       Aaa       1,250      5.50% due 8/01/2021                                                 1,255
                AAA       Aaa       1,250      5.50% due 8/01/2022                                                 1,255
                AAA       Aaa       1,250      5.50% due 8/01/2023                                                 1,255
                AAA       Aaa       1,250      5.50% due 8/01/2024                                                 1,255
                AAA       Aaa       1,240      5.50% due 8/01/2025                                                 1,245
                                            New Jersey State Housing and Mortgage Finance Agency Revenue
                                            Bonds (Home Buyer), AMT (c):
                AAA       Aaa       3,230      Series B, 7.90% due 10/01/2022                                      3,401
                AAA       Aaa       5,830      Series D, 7.70% due 10/01/2029                                      6,078
                AAA       Aaa       5,000      Series K, 6.375% due 10/01/2026                                     5,159
                                            New Jersey State Transportation Trust Fund Authority, Refunding
                                            (Transportation Systems), Series A:
                AAA       Aaa       4,635      6% due 6/15/2004 (d)                                                5,136
                AAA       Aaa      25,000      5% due 6/15/2015 (c)                                               24,422

SCHEDULE OF INVESTMENTS (concluded)                                                                   (in Thousands)
                 S&P      Moody's   Face                                                                         Value
STATE          Ratings    Ratings  Amount   Issue                                                              (Note 1a)
New Mexico--    AAA       Aaa     $ 2,375   Albuquerque, New Mexico, Airport Revenue Bonds, AMT, Series A,
1.0%                                        6.60% due 7/01/2016 (d)                                             $  2,606
                AAA       Aaa       2,300   Santa Fe, New Mexico, Revenue Bonds, Series A, 6.30% due
                                            6/01/2004 (d)(h)                                                       2,605

New York--7.4%  AAA       Aaa       2,000   Metropolitan Transportation Authority, New York, Service
                                            Contract Refunding Bonds (Transportation Facilities),
                                            Series L, 7.50% due 7/01/2017 (d)                                      2,188
                                            New York City, New York, GO, UT:
                NR*       Aaa       1,560      Series B, 8.25% due 6/01/2001 (h)                                   1,886
                BBB+      Baa1      1,675      Series B, 8.25% due 6/01/2002                                       1,925
                BBB+      Baa1      3,000      Series D, 9.50% due 8/01/2002                                       3,625
                SP1+      MIG1++    1,400   New York City, New York, RAN, Series A, 4.50% due 4/11/1996            1,403
                AAA       Aaa       2,355   New York State Crossover, Refunding, 7% due 11/15/2002 (d)             2,735
                BBB+      Baa1      4,450   New York State Dormitory Authority Revenue Bonds (Court
                                            Facilities Lease), Series A, 5.25% due 5/15/2021                       4,144
                AAA       Aaa       4,710   New York State Medical Care Facilities Finance Agency
                                            Revenue Bonds (Saint Francis Hospital Project), Series A,
                                            7.625% due 11/01/2021 (b)                                              5,203
                BBB       Aaa       1,500   New York State Urban Development Corporation, State Facilities
                                            Revenue Bonds, 7.50% due 4/01/2001 (h)                                 1,753
                AAA       Aaa      13,340   Port Authority of New York and New Jersey, 5.20% due 7/15/2021        13,063

North           A1+       NR*         100   Raleigh-Durham, North Carolina, Airport Authority, Special
Carolina--                                  Facilities Revenue Refunding Bonds (American Airlines),
0.0%                                        Series B, 3.75% due 2/01/1996                                            100

North Dakota--  AAA       Aaa       3,000   Bismarck, North Dakota, Hospital Revenue Refunding and Improvement
0.7%                                        Bonds (Medical Center One, Inc.), 7.50% due 5/01/2013 (e)              3,331

Ohio--1.0%      AAA       Aaa       2,500   North Canton, Ohio, City School District, Improvement Bonds, UT,
                                            6.70% due 12/01/2019 (d)                                               2,891
                AAA       Aaa       2,150   Ohio State Air Quality Development Authority, PCR, Refunding
                                            (Ohio Edison), Series A, 7.45% due 3/01/2016 (b)                       2,425

Oklahoma--0.2%  AAA       Aaa         865   Muskogee County, Oklahoma, Home Financing Authority, S/F Mortgage
                                            Revenue Refunding Bonds, Series A, 7.60% due 12/01/2010 (b)              920

Pennsylvania--  AAA       Aaa       4,000   Pennsylvania State Higher Educational Assistance Agency, Student
0.9%                                        Loan Revenue Bonds, AMT, 7.437% due 3/01/2020 (c)                      4,389

South           AAA       Aaa      15,000   South Carolina State Public Service Authority Revenue Bonds
Carolina--                                  (Santee Cooper), Series D, 6.50% due 7/01/2002 (d)(h)                 17,097
3.4%

South Dakota--  AAA       Aaa       8,000   South Dakota State Health and Educational Facilities Authority,
1.8%                                        Revenue Refunding Bonds (McKennan Hospital), Series A, 7.625%
                                            due 7/01/2014 (c)                                                      8,948

Tennessee--1.8% AAA       Aaa       2,250   Chattanooga - Hamilton County, Tennessee, Hospital Authority,
                                            Revenue Refunding Bonds (Erlanger Medical Center), 5.50% due
                                            10/01/2013 (f)                                                         2,277
                AAA       Aaa       5,450   Mount Juliet, Tennessee, Public Building Authority Revenue Bonds
                                            (Madison Suburban Utility District Loan), Series B, 7.80% due
                                            2/01/2004 (c)(h)                                                       7,055

Texas--12.6%    A1+       VMIG1++     200   Brazos River Authority, Texas, PCR (Texas Utilities Electric
                                            Co.), VRDN, AMT, Series A, 3.85% due 2/01/1996 (a)                       200
                AAA       Aaa       3,000   Brazos River Authority, Texas, Revenue Refunding Bonds (Houston
                                            Light and Power Company Project), Series C, 8.10% due 5/01/2019 (e)    3,306
                A1+       NR*         300   Harris County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Bonds (Methodist Hospital), VRDN, 3.70%
                                            due 12/01/2025 (a)                                                       300
                A-1       VMIG1++     300   Harris County, Texas, Industrial Development Corporation,
                                            Solid Waste Disposal Revenue Bonds (Deer Park Limited Partnership),
                                            VRDN, AMT, Series A, 3.95% due 2/01/2023 (a)                             300
                AAA       Aaa       2,000   Houston, Texas, Hotel Occupancy Tax Revenue Bonds (Customer
                                            Receipt - Senior Lien), Series A, 7% due 7/01/2001 (h)                 2,273
                AAA       Aaa       5,000   Houston, Texas, Water and Sewer System, Revenue Refunding Bonds
                                            (Junior Lien), Series C, 6.375% due 12/01/2017 (d)                     5,363
                                            San Antonio, Texas, Electric and Gas Revenue Bonds, Series 95 (c):
                AAA       Aaa      10,000      5.375% due 2/01/2017                                               10,031
                AAA       Aaa      14,000      5.375% due 2/01/2018                                               14,006
                                            Texas State Turnpike Authority,  Dallas North Thruway
                                            Revenue Bonds:
                AAA       Aaa       3,700      (President George Bush Turnpike), 5% due 1/01/2025                  3,521
                AAA       Aaa      13,900      (Texas Turnpike), 5.25% due 1/01/2023                              13,644
                AAA       Aaa      10,475   Texas Water Resource Finance Authority Revenue Bonds, 7.50%
                                            due 8/15/2013 (d)                                                     11,414

Utah--1.1%      AA-       Aa        5,000   Intermountain Power Agency, Utah, Power Supply Revenue Bonds,
                                            Series B, 7% due 7/01/2021                                             5,431

Vermont--1.7%   AAA       Aaa       8,150   Vermont, HFA, Home Mortgage Purchase Bonds, AMT, Series B, 7.60%
                                            due 12/01/2024 (c)                                                     8,628

Virginia--5.3%  AA        Aa        3,500   Big Stone Gap, Virginia, Redevelopment and Housing Authority,
                                            Correctional Facility Lease Revenue Bonds (Wallens Ridge
                                            Development Project), 5.50% due 9/01/2015                              3,527
                AAA       Aaa       6,000   Loudoun County, Virginia, COP, GO, 6.80% due 3/01/2014 (f)             6,826
                AAA       Aaa       3,855   Norfolk, Virginia, Water Revenue Bonds, 5.375% due 11/01/2023 (d)      3,797
                AAA       Aaa       2,650   Roanoke, Virginia, IDA, Hospital Revenue Refunding Bonds (Roanoke
                                            Memorial Hospitals Project), Series A, 5.25% due 7/01/2025 (c)         2,569
                                            Virginia State, HDA, Commonwealth Mortgage, AMT:
                AAA       Aaa       5,000      Series A, Sub-Series A-4, 6.45% due 7/01/2028 (c)                   5,159
                AA+       Aa        5,000      Series B, Sub-Series B-3, 6.75% due 7/01/2021                       5,148

Wisconsin--     AAA       Aaa       2,075   Wisconsin Public Power Inc., Power Supply System Revenue Bonds,
0.5%                                        Series A, 7.50% due
                                            7/01/2000 (d)(h)                                                       2,397

                Total Investments (Cost--$471,254)--99.3%                                                        506,144
                Other Assets Less Liabilities--0.7%                                                                3,619
                                                                                                                --------
                Net Assets--100.0%                                                                              $509,763
                                                                                                                ========

                (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
                (b)FGIC Insured.
                (c)MBIA Insured.
                (d)AMBAC Insured.
                (e)BIG Insured.
                (f)FSA Insured.
                (g)FNMA/GNMA Collateralized.
                (h)Prerefunded.
                (i)Bank Qualified.
                (j)GNMA Insured.
                (k)Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
                  *Not Rated.
                 ++Highest short-term rating by Moody's Investors Service, Inc.
                   Ratings of issues shown have not been auditedby Deloitte & Touche LLP.

                See Notes to Financial Statements.




STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of January 31, 1996
Assets:             Investments, at value (identified cost--$471,253,600) (Note 1a)                         $506,143,875
                    Cash                                                                                          84,221
                    Receivables:
                      Securities sold                                                      $ 34,596,378
                      Interest                                                                6,488,003       41,084,381
                                                                                           ------------
                    Prepaid expenses and other assets                                                             19,759
                                                                                                            ------------
                    Total assets                                                                             547,332,236
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   36,793,434
                      Dividends to shareholders (Note 1e)                                       409,514
                      Investment adviser (Note 2)                                               229,678       37,432,626
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       136,928
                                                                                                            ------------
                    Total liabilities                                                                         37,569,554
                                                                                                            ------------

Net Assets:         Net assets                                                                              $509,762,682
                                                                                                            ============
Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (6,000 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $150,000,000
                      Common Stock, par value $.10 per share (29,007,770 shares
                      issued and outstanding)                                              $  2,900,777
                    Paid-in capital in excess of par                                        319,102,131
                    Undistributed investment income--net                                      3,774,715
                    Accumulated realized capital losses on investments--net                    (905,216)
                    Unrealized appreciation on investments--net                              34,890,275
                                                                                           ------------

                    Total--Equivalent to $12.40 net asset value per share of
                    Common Stock (market price--$11.375)                                                     359,762,682
                                                                                                            ------------
                    Total capital                                                                           $509,762,682
                                                                                                            ============

                   *Auction Market Preferred Stock.



STATEMENT OF OPERATIONS
                    For the Year Ended January 31, 1996
Investment          Interest and amortization of premium and discount earned                                $ 30,114,602
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                     $   2,472,860
                    Commission fees (Note 4)                                                    379,580
                    Transfer agent fees                                                         116,421
                    Professional fees                                                            86,590
                    Accounting services (Note 2)                                                 69,276
                    Printing and shareholder reports                                             66,036
                    Directors' fees and expenses                                                 42,028
                    Listing fees                                                                 33,656
                    Custodian fees                                                               30,779
                    Pricing fees                                                                 16,293
                    Other                                                                        23,707
                                                                                           ------------
                    Total expenses                                                                             3,337,226
                                                                                                            ------------
                    Investment income--net                                                                    26,777,376
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          5,498,127
Unrealized Gain on  Change in unrealized appreciation on investments--net                                     30,124,671
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $ 62,400,174
                                                                                                            ============


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          For the Year Ended January 31,
                    Increase (Decrease) in Net Assets:                                          1996            1995
Operations:         Investment income--net                                                 $ 26,777,376     $ 27,881,785
                    Realized gain (loss) on investments--net                                  5,498,127       (4,704,132)
                    Change in unrealized appreciation on investments--net                    30,124,671      (44,946,070)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          62,400,174      (21,768,417)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (20,979,145)     (22,948,395)
Shareholders          Preferred Stock                                                        (5,780,540)      (4,542,390)
(Note 1e):          Realized gain on investments--net:
                      Common Stock                                                                   --       (1,651,828)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --       (1,692,768)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (26,759,685)     (30,835,381)
                                                                                           ============     ============

Net Assets:         Total increase (decrease) in net assets                                  35,640,489      (52,603,798)
                    Beginning of year                                                       474,122,193      526,725,991
                                                                                           ------------     ------------
                    End of year*                                                           $509,762,682     $474,122,193
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1f)                         $  3,774,715     $  3,751,156
                                                                                           ============     ============



                    See Notes to Financial Statements.






FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.
                                                                                   For the Year Ended January 31,
                    Increase (Decrease) in Net Asset Value:            1996+++       1995      1994      1993       1992
Per Share           Net asset value, beginning of year                $  11.17   $  12.99  $  12.29  $  11.96   $  11.45
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .92        .96      1.01      1.06       1.09
                    Realized and unrealized gain (loss) on
                    investments--net                                      1.23      (1.71)     1.09       .68        .71
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.15       (.75)     2.10      1.74       1.80
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.72)      (.79)     (.85)     (.91)      (.84)
                      Realized gain on investments--net                     --       (.06)     (.43)     (.35)      (.20)
                      In excess of realized gain on
                      investments--net                                      --       (.06)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.72)      (.91)    (1.28)    (1.26)     (1.04)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Investment income--net                              (.20)      (.16)     (.12)     (.15)      (.25)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.20)      (.16)     (.12)     (.15)      (.25)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  12.40   $  11.17  $  12.99  $  12.29   $  11.96
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $ 11.375   $  10.25  $ 13.125  $  13.25   $ 12.625
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     18.67%    (14.88%)    9.28%    16.27%     21.23%
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                  18.71%     (6.27%)   16.61%    13.84%     14.09%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .68%       .69%      .68%      .69%       .70%
Net Assets:**                                                         ========   ========  ========  ========   ========
                    Investment income--net                               5.42%      5.76%     5.54%     6.13%      6.41%
                                                                      ========   ========  ========  ========   ========
Supplemental        Net assets, net of Preferred Stock,
Data:               end of year (in thousands)                        $359,763   $324,122  $376,726  $350,843   $335,268
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                    $150,000   $150,000  $150,000  $150,000   $150,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                 114.30%     60.88%    41.61%    34.42%     70.17%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,398   $  3,161  $  3,512  $  3,339   $  3,235
                                                                      ========   ========  ========  ========   ========

Dividends Per Share Series A--Investment income--net                  $    961   $    752  $    597  $    749   $  1,135
On Preferred Stock  Series B--Investment income--net                       959        764       608       733      1,085
Outstanding:++      Series C--Investment income--net                       971        755       580       735      1,095

                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Does not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Dividends per share have been adjusted to reflect a four-for-one stock split.
                 +++Based on average shares outstanding during the period.



                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a newly organized, non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MEN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market reflecting the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $5,868 have been reclassified from accumulated net realized capital losses to undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

NOTES TO FINANCIAL STATEMENTS (concluded)


FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 1996 were $549,164,586 and $542,560,141, respectively.

Net realized and unrealized gains (losses) as of January 31, 1996 were as follows:


                                     Realized     Unrealized
                                 Gains (Losses) Gains (Losses)

Long-term investments             $ 7,720,971   $ 34,897,015
Short-term investments                  7,650         (6,740)
Financial futures contracts        (2,230,494)            --
                                  -----------   ------------
Total                             $ 5,498,127   $ 34,890,275
                                  ===========   ============

As of January 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $34,890,275, of which $34,941,158 related to appreciated securities and $50,883 related to depreciated securities. The aggregate cost of investments at January 31, 1996 for Federal income tax purposes was $471,253,600.


4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without the approval of the holders of Common Stock.

For the year ended January 31, 1996, shares issued and outstanding remained constant at 29,007,770. At January 31, 1996, total paid-in capital amounted to $322,002,908.

Preferred Stock
The Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend period for each series. The yields in effect at January 31, 1996 were as follows: Series A, 3.579%; Series B, 3.470%; and Series C, 3.600%.

For the year ended January 31, 1996, there were 6,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends of $97,817.

The Fund pays commissions to certain broker-dealers at the end of each auction at the annual rate of one-quarter of 1% calculated on the proceeds of each auction. For the year ended January 31, 1996, MLPF&S, an affiliate of FAM, received $219,288 as commissions.


5. Subsequent Event:
On February 9, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.062065 per share, payable on February 28, 1996 to shareholders of record as of February 20, 1996.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
MuniEnhanced Fund, Inc.:
We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniEnhanced Fund, Inc., as of January 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and the financial high-lights present fairly, in all material respects, the financial position of MuniEnhanced Fund, Inc. as of January 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
March 6, 1996
</AUDIT-REPORT>




PER SHARE INFORMATION (unaudited)

Per Share
Selected Quarterly
Financial Data*
                                                                                               Dividends/Distributions
                                                      Net     Realized   Unrealized         Net Investment
                                                  Investment   Gains       Gains                Income            Capital
For the Quarter                                     Income   (Losses)     (Losses)        Common      Preferred     Gains
February 1, 1994 to April 30, 1994                  $.23      $ .12       $(1.48)         $.20          $.03          --
May 1, 1994 to July 31, 1994                         .24       (.13)         .25           .20           .04          --
August 1, 1994 to October 31, 1994                   .25        .01         (.81)          .20           .04          --
November 1, 1994 to January 31, 1995                 .24       (.16)         .49           .19           .05        $.12
February 1, 1995 to April 30, 1995                   .23        .03          .30           .19           .05          --
May 1, 1995 to July 31, 1995                         .23        .02          .15           .17           .05          --
August 1, 1995 to October 31, 1995                   .23       (.02)         .37           .18           .05          --
November 1, 1995 to January 31, 1996                 .23        .16          .22           .18           .05          --

                                                    Net Asset Value                Market Price**
For the Quarter                                     High       Low            High             Low               Volume***
February 1, 1994 to April 30, 1994                $12.96     $11.26         $13.125           $10.75               2,600
May 1, 1994 to July 31, 1994                       12.05      11.32          11.125            10.50               2,603
August 1, 1994 to October 31, 1994                 11.77      10.95          11.00              9.25               4,260
November 1, 1994 to January 31, 1995               11.17      10.28          10.375             8.75               7,462
February 1, 1995 to April 30, 1995                 11.82      11.20          11.00             10.375              3,205
May 1, 1995 to July 31, 1995                       12.26      11.48          10.875            10.25               3,665
August 1, 1995 to October 31, 1995                 12.09      11.50          10.75             10.125              3,097
November 1, 1995 to January 31, 1996               12.48      12.08          11.375            10.625              4,501

  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.



